Federated Fixed Income Securities, Inc.
Federated Municipal Ultrashort Fund
CLASS A SHARES (TICKER FMUUX)
Federated Institutional Trust
Federated Government Ultrashort Duration Fund
CLASS A SHARES (TICKER FGUAX)
Federated Total Return Series, Inc.
Federated Ultrashort Bond Fund
CLASS A SHARES (TICKER FULAX)
SERVICE SHARES (TICKER FULBX)

SUPPLEMENT TO CURRENT PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION
Subject to approval by the Boards of Trustees/Directors (“Boards”) of the above referenced funds (“Funds”), the Funds propose the following changes which are anticipated to become effective on or about December 1, 2019:
1. Class A Shares Sales Load and Breakpoints–
The Funds expect to eliminate the current maximum 2% sales charge (load) imposed on Class A Share purchases (as a percentage of offering price) and all breakpoint discounts.
2. Shareholder Service Fees/Account Administration Fees–
The Funds anticipate reducing payments to financial intermediaries from 0.35% to 0.15% of average net assets on their respective Class A Shares. On the Service Shares of Federated Ultrashort Bond Fund, payments to financial intermediaries are expected to be reduced from 0.25% to 0.10% of average net assets.
3. Rule 12b-1 Fees–
The Funds expect to eliminate the Rule 12b-1 fees paid pursuant to the Funds' Rule 12b-1 Plan on their respective Class A Shares and on the Service Shares of Federated Ultrashort Bond Fund.
October 1, 2019
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q454882 (10/19)
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